SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): October 20, 2004

WFS Financial 2004-1 Owner Trust

(Exact name of registrant as specified in charter)

Delaware	333-106760-01	05-0576204

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o WFS Receivables Corporation 4 (as Originator of the Trust) 444 East Warm Springs Road # 116
Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-106760-01

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Exhibit 20.1
Exhibit 20.2

ITEM 8.01. OTHER EVENTS

On October 26, 2004, we filed a Form 8-K which included, as Exhibit 20.2, the Distribution Date Statement with respect to the October 20, 2004 Distribution Date. A revised Distribution Date Statement with respect to the October 20, 2004 Distribution Date is filed herewith as Exhibit 20.2. The attached Exhibit 20.2 is identical to the original exhibit in all respects other than a corrected and expanded Officers Certification on page 4 of that exhibit.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K/A are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL 2004-1 OWNER TRUST

	By:	WFS Financial Inc as Master Servicer

Date: November 1, 2004	/s/ Mark Olson Mark Olson, Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description	Page

20.1	Statement to Securityholders as to the October 20, 2004 Distribution Date	—
20.2	Distribution Date Statement dated as of September 30, 2004 for the October 20, 2004 Distribution Date	—